                                                                   Exhibit 16(e)


                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR SHARES
                         LOAD CALCULATIONS
                         SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO


   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:     2.50%
   -----------------------------
   T = (ERV/P) - 1

   WHERE:        T =   TOTAL RETURN

               ERV =   ENDING REDEEMABLE VALUE AT THE END
                       OF THE PERIOD OF A HYPOTHETICAL
                       $1,000 INVESTMENT MADE AT THE
                       BEGINNING OF THE PERIOD.

                 P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION: ( 07/11/95 TO 10/31/95 ):
                      (   975.6 /1,000) - 1 =      -2.44%
     YEAR TO DATE:    ( 07/11/95 TO 10/31/95 ):
                      (   975.6 /1,000) - 1 =      -2.44%
     QUARTERLY:       ( 08/01/95 TO 10/31/95 ):
                      (   980.4 /1,000) - 1 =      -1.96%
     MONTHLY:         ( 10/01/95 TO 10/31/95 ):
                      (   978.5 /1,000) - 1 =      -2.15%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         INVESTOR SHARES
                         NO LOAD CALCULATIONS
                         SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO




   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:    0.00%
   ----------------------------

   T = (ERV/P) - 1

   WHERE:       T =   TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION: (07/11/95 TO 10/31/95 ):
                       (1,001.0 /1,000) - 1 =       0.10%
     YEAR TO DATE:    (07/11/95 TO 10/31/95 ):
                       (1,001.0 /1,000) - 1 =       0.10%
     QUARTERLY:       (08/01/95 TO 10/31/95 ):
                       (1,006.0 /1,000) - 1 =       0.60%
     MONTHLY:         (10/01/95 TO 10/31/95 ):
                       (1,004.0 /1,000) - 1 =       0.40%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TOTAL RETURN
                         TRUST SHARES
                         NO LOAD CALCULATIONS
                         SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO



   AGGREGATE TOTAL RETURN
   WITH SALES LOAD OF:    0.00%
   ----------------------------
   T = (ERV/P) - 1

   WHERE:       T =   TOTAL RETURN

              ERV =   ENDING REDEEMABLE VALUE AT THE END
                      OF THE PERIOD OF A HYPOTHETICAL
                      $1,000 INVESTMENT MADE AT THE
                      BEGINNING OF THE PERIOD.

                P =   A HYPOTHETICAL INITIAL PAYMENT OF $1,000.


   EXAMPLE:

     SINCE INCEPTION: ( 07/11/95 TO 10/31/95 ):
                       (1,013.1 /1,000) - 1 =       1.31%
     YEAR TO DATE:    ( 07/11/95 TO 10/31/95 ):
                       (1,013.1 /1,000) - 1 =       1.31%
     QUARTERLY:       ( 08/01/95 TO 10/31/95 ):
                       (1,015.7 /1,000) - 1 =       1.57%
     MONTHLY:         ( 10/01/95 TO 10/31/95 ):
                       (1,007.4 /1,000) - 1 =       0.74%

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TRUST SHARES
                         NO LOAD CALCULATIONS
                         30-DAY S.E.C. YIELD CALCULATIONS - WITH WAIVED FEES SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO


                                                  (a-b)
                                            ---------------
  30-Day S.E.C. Yield Equation  =    2 *{[(        (cd)      +1)/6]-1}  =

  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




   WITHOUT   0.00% LOAD:

                              (     73,156.03 -   7,162.89 )
                              ------------------------------
                      2 *{[(                                  +1)/6]-1} =  3.90%
                              ( 2,044,142.826 *      10.02 )


      The performance was computed based on the thirty day period ending October 31, 1995.

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         TRUST SHARES
                         30-DAY S.E.C. YIELD CALCULATIONS - WITHOUT WAIVED FEES SHORT INTERMEDIATE MUNICIPAL PORTFOLIO


                                                   (a-b)
                                              ---------------
  30-Day S.E.C. Yield Equation  =     2 *{[(        (cd)      +1)/6]-1}  =


  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




   WITHOUT   0.00% LOAD:

                               (     73,156.03 -  23,647.26 )
                               ------------------------------
                        2 *{[(                                +1)/6]-1} =  2.92%
                               ( 2,044,142.826 *      10.02 )


          The performance was computed based on the thirty day period ending October 31, 1995.

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         INVESTOR SHARES
                         NO LOAD CALCULATIONS
                         30-DAY S.E.C. YIELD CALCULATIONS - WITH WAIVED FEES SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

                                                  (a-b)
                                            ----------------
  30-Day S.E.C. Yield Equation  =    2 *{[(        (cd)      +1)/6]-1}  =



  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   2.50% LOAD:

                              (          0.00 -       0.00 )
                              ------------------------------
                      2 *{[(                                 +1)/6]-1} =  0.00%
                              (         1.000 *      10.27 )


   WITHOUT   2.50% LOAD:

                              (          0.00 -       0.00 )
                              ------------------------------
                      2 *{[(                                  +1)/6]-1} =  0.00%
                              (         1.000 *      10.01 )


          The performance was computed based on the thirty day period ending October 31, 1995.

                         THE ARCH FUND, INC.
                         EXHIBIT 16
                         INVESTOR SHARES
                         30-DAY S.E.C. YIELD CALCULATIONS - WITHOUT WAIVED FEES SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO


                                                    (a-b)
                                              ---------------
  30-Day S.E.C. Yield Equation  =      2 *{[(        (cd)      +1)/6]-1}  =


  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (gross)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period




      WITH   2.50% LOAD:

                              (          0.00 -       0.00 )
                              ------------------------------
                       2 *{[(                                +1)/6]-1} =  0.00%
                              (         1.000 *      10.27 )


   WITHOUT   2.50% LOAD:

                              (          0.00 -       0.00 )
                              ------------------------------
                       2 *{[(                                +1)/6]-1} =  0.00%
                              (         1.000 *      10.01 )


          The performance was computed based on the thirty day period ending October 31, 1995.